UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2020

Nuveen

Closed-End Funds

JCE	Nuveen Core Equity Alpha Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Core Equity Alpha Fund (JCE)

Annual Shareholder Report for the period ending December 31, 2020

The Nuveen Core Equity Alpha Fund (JCE) seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.2250 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Chairman’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines has kindled the promise of a more normal economy in 2021. Until then, the economic shortfall is expected to be bridged by a combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments. The measures taken to date have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. In late December 2020, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, and more stimulus is anticipated. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still alarmingly high in some regions, and recent economic indicators have shown the dampening effect of renewed restrictions on social and business activity in the latter months of 2020. The pandemic’s course can still be unpredictable, and achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains. Additionally, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2021

Portfolio Managers’ Comments

Nuveen Core Equity Alpha Fund (JCE)

The Fund is managed Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. On October 26, 2020, the Fund terminated its sub-advisory agreement with Intech Investment Management LLC (Intech) and, as previously approved by the Fund’s Board of Trustees and shareholders, NAM assumed all portfolio management responsibilities for the Fund.

The Fund’s portfolio managers are David A. Friar, Max A. Kozlov, CFA, and Pei Chen.

Here the portfolio management team reviews U.S. economic and financial markets, key investment strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2020.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2020?

The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but it was not fully recovered by the year’s end. U.S. gross domestic product (GDP) grew 4.0% on an annualized basis in the fourth quarter of 2020 and 33.1% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized GDP shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year.

Consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis. Consumer spending declined significantly and unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of the year, although the momentum slowed toward year end amid a resurgence of coronavirus infections. The Bureau of Labor Statistics said the unemployment rate rose to 6.7% in December 2020 from 3.6% in December 2019. As of December 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to increase, growing at an annualized rate of 5.1% in December 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.4% over the twelve-month reporting period ended December 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. Fed officials remained cautious, acknowledging the economy’s improvement but concerned about near-term weakness, and left policy unchanged over the remainder of their meetings in 2020.

In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs. With Joe Biden winning the U.S. presidential election in November 2020, more fiscal stimulus is anticipated in 2021.

The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets.

Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. Political risks eased somewhat toward the end of the reporting period, as markets ultimately viewed a Biden administration positively and the European Union (EU) and United Kingdom (U.K.) finalized a trade deal in the final days of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.

How did the Fund perform during the twelve-month reporting period ended December 31, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended December 31, 2020. The Fund’s total returns on NAV are compared with the performance of a corresponding market index.

For the twelve-month reporting period ended December 31, 2020, the Fund underperformed the S&P 500® Index, but outperformed the Fund’s Blended Index, which is a blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index (BXM) and further described in the Glossary of Terms Used in this Report.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2020?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in large capitalization common stocks using a proprietary quantitative process designed to provide the potential for long-term outperformance. The Fund also sells call options with a notional value of up to 50% of the Fund’s equity portfolio in seeking to enhance risk-adjusted performance relative to an all equity portfolio.

U.S. equity markets posted double digit gains in the fourth quarter 2020 and finished the reporting period with a return of nearly 20%. The strong gains made by U.S. equity markets came despite a volatile reporting period that culminated in a drawdown of more than 30% and a bear market as the COVID-19 crisis spread around the world. The rebound in the second half of the reporting period was the fastest recovery from a bear market in history. From a sector perspective, technology and discretionary were among the strongest performing segments during the reporting period. While energy rebounded in the fourth quarter 2020, the sector strongly underperformed for the reporting period.

During the period the equity portion of the Fund was managed by Intech (until October 26, 2020), the Fund underperformed the S&P 500® Index, the Fund’s benchmark. The Fund faced headwinds from its positioning in the smaller names, as larger names outperformed the smaller names in the index over the reporting period, despite a rebound in smaller names stocks during the fourth quarter 2020. From a sector perspective, the Fund was negatively impacted by an average underweight to the information technology sector, which was the strongest performing sector, as well adverse positioning within the consumer discretionary sector. Specifically, an average underweight to Amazon.com was the biggest detractor during the reporting period.

Effective October 26, 2020, the equity portion of the Fund was managed by NAM, the Fund also underperformed the S&P 500® Index. From a sector perspective, the Fund was negatively impacted by adverse positioning within the consumer discretionary and industrial sectors. This was partially offset by favorable positioning within the real estate sector.

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, the Fund wrote call options on the Russell 2000® Index. Unlike other indexes, the Russell 2000®Index had periods of flat performance in January and the beginning of February 2020. As a result, the Fund retained more option premium. However, the Russell 2000® Index rallied sharply during the second half of the reporting period. The Fund collected less premium income as it was an unfavorable environment for writing options on the Russell 2000® Index. During the reporting period, the option strategy had a negative effect on performance.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Fund’s most current distribution information as of November 30, 2020 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2020

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains, and the Fund currently estimates that it has done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of November 30, 2020

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
JCE (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.2250	$0.0265	$0.1985	$0.0000	$0.0000	11.8%	88.2%	0.0%	0.0%
Fiscal YTD	$0.9250	$0.1091	$0.8159	$0.0000	$0.0000	11.8%	88.2%	0.0%	0.0%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding JCE’s distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2020

				Annualized		Cumulative
JCE (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Mar 2007	$0.2250	$0.9250	$14.91	9.00%	6.20%	4.73%	6.20%

[1]	As a percentage of 11/30/20 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2020

The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2020. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2020

	Per Share Sources of Distribution					Percentage of the Distribution
JCE (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
Fiscal YTD	$0.9250	$0.0980	$0.6988	$0.1282	$0.0000	10.6%	75.5%	13.9%	0.0%

		Annualized
JCE (FYE 12/31) Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
Mar 2007	$15.21	8.42%	9.94%	6.08%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, the Fund was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under this program the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional shares as shown in the accompanying table.

JCE
Additional authorized common shares	1,600,000

During the current reporting period, the Fund sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

JCE
Common shares sold through shelf offering	708
Weighted average premium to NAV per common share sold	1.03%

Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offering and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2020, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JCE
Common shares cumulatively repurchased and retired	449,800
Common shares authorized for repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JCE
Common share NAV	$15.21
Common share price	$14.07
Premium/(Discount) to NAV	(7.50)%
12-month average premium/(discount) to NAV	(7.35)%

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JCE	Nuveen Core Equity Alpha Fund Performance Overview and Holding Summaries as of December 31, 2020

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of December 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
JCE at Common Share NAV	8.42%	9.94%	11.40%
JCE at Common Share Price	3.62%	9.59%	11.81%
Blended Index[1]	7.60%	10.25%	10.02%
S&P 500® Index	18.40%	15.22%	13.88%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The Blended Index consists of: 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index (BXM).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Exchange-Traded Funds	1.8%
Investments Purchased with Collateral from Securities Lending	0.3%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Software	9.4%
Technology Hardware, Storage & Peripherals	7.8%
IT Services	6.4%
Interactive Media & Services	5.8%
Pharmaceuticals	5.2%
Internet & Direct Marketing Retail	5.1%
Semiconductors & Semiconductor Equipment	4.7%
Banks	3.9%
Health Care Equipment & Supplies	3.5%
Machinery	2.7%
Capital Markets	2.6%
Specialty Retail	2.5%
Health Care Providers & Services	2.2%
Diversified Telecommunication Services	2.2%
Road & Rail	2.1%
Biotechnology	1.8%
Beverages	1.7%
Household Products	1.6%
Diversified Financial Services	1.6%
Media	1.6%
Communications Equipment	1.5%
Equity Real Estate Investment Trust	1.4%
Multi-Utilities	1.3%
Other[1]	19.1%
Exchange-Traded Funds	1.8%
Investments Purchased with Collateral from Securities Lending	0.3%
Repurchase Agreements	0.2%
Total	100%

Top Five Issuers

(% of total investments)

Apple Inc	7.2%
Microsoft Corp	5.8%
Amazon.com Inc	4.8%
Alphabet Inc	4.2%
Johnson & Johnson	1.9%

1	See Portfolio of Investments for details on “other’’ Portfolio Composition.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Core Equity Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Core Equity Alpha Fund (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 25, 2021

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.2%

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 1.3%

4,090	Lockheed Martin Corp	$1,451,868
397	Mercury Systems Inc, (2)	34,960
4,890	Northrop Grumman Corp	1,490,081
2,190	Spirit AeroSystems Holdings Inc, Class A	85,607
	Total Aerospace & Defense	3,062,516

	Air Freight & Logistics – 0.7%

1,680	FedEx Corp	436,162

7,796	United Parcel Service Inc, Class B	1,312,846
	Total Air Freight & Logistics	1,749,008

	Automobiles – 1.1%

2,860	Tesla Inc, (2)	2,018,216
7,371	Thor Industries Inc	685,429
	Total Automobiles	2,703,645

	Banks – 3.9%

107,045	Bank of America Corp, (3)	3,244,534
34,270	Citigroup Inc	2,113,088
13,220	JPMorgan Chase & Co	1,679,865
79,942	Wells Fargo & Co	2,412,650
	Total Banks	9,450,137

	Beverages – 1.7%

4,330	Coca-Cola Co	237,457
16,030	Monster Beverage Corp, (2)	1,482,455
16,260	PepsiCo Inc	2,411,358
	Total Beverages	4,131,270

	Biotechnology – 1.8%

673	AbbVie Inc	72,112
10,544	Amgen Inc	2,424,277
2,632	Ionis Pharmaceuticals Inc, (2)	148,813
7,535	Vertex Pharmaceuticals Inc, (2)	1,780,822
	Total Biotechnology	4,426,024

	Building Products – 0.1%

3,000	Allegion plc	349,140

	Capital Markets – 2.6%

2,066	Bank of New York Mellon Corp	87,681
23,150	Carlyle Group Inc	727,836
11,610	Cboe Global Markets Inc	1,081,123
11,184	Intercontinental Exchange Inc	1,289,403
71,010	Invesco Ltd	1,237,704
12,930	KKR & Co Inc	523,536
544	Lazard Ltd, Class A	23,011
10,140	Nasdaq Inc	1,345,984
4,910	Virtu Financial Inc, Class A	123,585
	Total Capital Markets	6,439,863

	Chemicals – 0.1%

4,230	Cabot Corp	189,843
914	Corteva Inc	35,390
5,610	Valvoline Inc	129,815
	Total Chemicals	355,048

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.4%

120,510	ADT Inc	$946,004

	Communications Equipment – 1.5%

63,860	Cisco Systems Inc	2,857,735
4,450	Motorola Solutions Inc	756,767
	Total Communications Equipment	3,614,502

	Construction Materials – 0.1%

2,321	Eagle Materials Inc	235,233

	Containers & Packaging – 0.3%

16,370	Silgan Holdings Inc	607,000

	Distributors – 0.2%

1,120	Pool Corp	417,200

	Diversified Consumer Services – 0.2%

4,030	Chegg Inc, (2)	364,030

	Diversified Financial Services – 1.6%

9,490	Berkshire Hathaway Inc, Class B, (2), (3)	2,200,446
16,398	Jefferies Financial Group Inc	403,391
20,801	Voya Financial Inc	1,223,307
	Total Diversified Financial Services	3,827,144

	Diversified Telecommunication Services – 2.2%

82,130	AT&T Inc, (3)	2,362,059
50,719	Verizon Communications Inc	2,979,741
	Total Diversified Telecommunication Services	5,341,800

	Electric Utilities – 1.3%

22,290	Alliant Energy Corp	1,148,604
5,824	Entergy Corp	581,468
7,438	NextEra Energy Inc	573,842
23,110	OGE Energy Corp	736,284
	Total Electric Utilities	3,040,198

	Electrical Equipment – 0.4%

230	Generac Holdings Inc, (2)	52,304
1,682	Hubbell Inc	263,721
560	Rockwell Automation Inc	140,454
9,790	Sensata Technologies Holding PLC, (2)	516,324
	Total Electrical Equipment	972,803

	Electronic Equipment, Instruments & Components – 0.7%

4,390	SYNNEX Corp	357,522
41,900	Vontier Corp, (2)	1,399,460
	Total Electronic Equipment, Instruments & Components	1,756,982

	Energy Equipment & Services – 0.6%

71,860	Schlumberger NV	1,568,704

	Entertainment – 0.7%

28,420	Lions Gate Entertainment Corp, Class B (2)	294,999
10,870	Lions Gate Entertainment Corp, Class A, (2)	123,592
804	Netflix Inc, (2)	434,747
4,900	Walt Disney Co, (2)	887,782
	Total Entertainment	1,741,120

Shares	Description (1)	Value

	Equity Real Estate Investment Trust – 1.4%

8,991	Apartment Income REIT Corp, (2)	$345,344
17,983	Apartment Investment and Management Co, Class A	94,950
4,860	CyrusOne Inc	355,509
43,450	Healthcare Trust of America Inc, Class A	1,196,613
26,873	Highwoods Properties Inc	1,064,977
20,090	Outfront Media Inc	392,961
	Total Equity Real Estate Investment Trust	3,450,354

	Food & Staples Retailing – 1.2%

492	Costco Wholesale Corp	185,376
19,059	Walmart Inc	2,747,355
	Total Food & Staples Retailing	2,932,731

	Food Products – 1.0%

9,010	Hershey Co	1,372,493
25,080	Hormel Foods Corp	1,168,979
	Total Food Products	2,541,472

	Health Care Equipment & Supplies – 3.6%

24,530	Abbott Laboratories, (3)	2,685,790
42,740	Boston Scientific Corp, (2)	1,536,503
90	DexCom Inc, (2)	33,275
1,010	IDEXX Laboratories Inc, (2)	504,869
21,218	Medtronic PLC	2,485,476
1,060	Tandem Diabetes Care Inc, (2)	101,421
4,620	West Pharmaceutical Services Inc	1,308,892
	Total Health Care Equipment & Supplies	8,656,226

	Health Care Providers & Services – 2.2%

1,760	Acadia Healthcare Co Inc, (2)	88,458
1,585	Amedisys Inc, (2)	464,928
10,844	CVS Health Corp	740,645
460	Humana Inc	188,724
490	PPD Inc, (2)	16,768
11,100	UnitedHealth Group Inc	3,892,548
	Total Health Care Providers & Services	5,392,071

	Hotels, Restaurants & Leisure – 0.3%

160	Chipotle Mexican Grill Inc, (2)	221,874
1,300	Las Vegas Sands Corp	77,480
5,290	Six Flags Entertainment Corp	180,389
3,390	Starbucks Corp	362,662
	Total Hotels, Restaurants & Leisure	842,405

	Household Durables – 0.9%

18,740	DR Horton Inc	1,291,561
36,439	Tempur Sealy International Inc, (2)	983,853
	Total Household Durables	2,275,414

	Household Products – 1.6%

550	Kimberly-Clark Corp	74,156
27,920	Procter & Gamble Co	3,884,789
	Total Household Products	3,958,945

	Independent Power & Renewable Electricity Producers – 0.4%

55,331	Vistra Corp	1,087,807

	Insurance – 0.7%

2,483	Allstate Corp	272,956
39,940	GoHealth Inc, Class A, (2)	545,581
3,840	Old Republic International Corp	75,686
9,010	Prudential Financial Inc	703,411
	Total Insurance	1,597,634

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)	Value

	Interactive Media & Services – 5.8%

3,020	Alphabet Inc, Class C, (2)	$5,290,677
2,840	Alphabet Inc, Class A, (2)	4,977,498
14,480	Facebook Inc, Class A, (2)	3,955,357
	Total Interactive Media & Services	14,223,532

	Internet & Direct Marketing Retail – 5.1%

3,607	Amazoncom Inc, (2)	11,747,746
1,260	Etsy Inc, (2)	224,167
2,930	Grubhub Inc, (2)	217,611
1,120	Wayfair Inc,Class A, (2)	252,907
	Total Internet & Direct Marketing Retail	12,442,431

	IT Services – 6.4%

14,500	Booz Allen Hamilton Holding Corp	1,264,110
4,302	CACI International Inc, Class A, (2)	1,072,618
9,750	Fidelity National Information Services Inc	1,379,235
15,930	Fiserv Inc, (2)	1,813,790
3,348	Genpact Ltd	138,473
9,090	Global Payments Inc	1,958,168
10,621	Mastercard Inc, Class A	3,791,060
11,780	PayPal Holdings Inc, (2)	2,758,876
6,680	Visa Inc, Class A	1,461,116
	Total IT Services	15,637,446

	Leisure Products – 0.5%

11,840	Polaris Inc	1,128,115

	Life Sciences Tools & Services – 1.1%

5,753	Thermo Fisher Scientific Inc	2,679,632

	Machinery – 2.7%

10,566	AGCO Corp	1,089,249
19,680	Donaldson Co Inc	1,099,718
17,888	Gates Industrial Corp PLC, (2)	228,251
21,120	Otis Worldwide Corp	1,426,656
16,520	PACCAR Inc	1,425,346
13,580	Toro Co	1,287,927
	Total Machinery	6,557,147

	Media – 1.6%

51,110	Comcast Corp, Class A	2,678,164
18,366	Omnicom Group Inc	1,145,487
	Total Media	3,823,651

	Metals & Mining – 0.6%

25,152	Newmont Corp	1,506,353

	Multiline Retail – 0.9%

12,059	Target Corp	2,128,775

	Multi-Utilities – 1.3%

19,361	CMS Energy Corp	1,181,215
22,560	Dominion Energy Inc	1,696,512
14,790	MDU Resources Group Inc	389,568
	Total Multi-Utilities	3,267,295

	Oil, Gas & Consumable Fuels – 1.3%

28,110	Chevron Corp	2,373,890
9,920	EOG Resources Inc	494,710
630	Exxon Mobil Corp	25,969

11,630	Targa Resources Corp	306,799
	Total Oil, Gas & Consumable Fuels	3,201,368

Shares	Description (1)	Value

	Pharmaceuticals – 5.2%

39,920	Bristol-Myers Squibb Co	$2,476,238
14,320	Eli Lilly and Co	2,417,789
28,920	Johnson & Johnson	4,551,429
34,571	Merck & Co Inc	2,827,908

10,300	Pfizer Inc	379,143
	Total Pharmaceuticals	12,652,507

	Road & Rail – 2.1%

150	CSX Corp	13,613
21,710	Knight-Swift Transportation Holdings Inc	907,912
5,430	Old Dominion Freight Line Inc	1,059,827
36,920	Schneider National Inc, Class B	764,244

11,550	Union Pacific Corp	2,404,941
	Total Road & Rail	5,150,537

	Semiconductors & Semiconductor Equipment – 4.7%

23,407	Advanced Micro Devices Inc, (2)	2,146,656
1,700	Entegris Inc	163,370
24,400	Intel Corp	1,215,608
1,496	KLA Corp	387,329
2,900	NVIDIA Corp	1,514,380
9,853	Qorvo Inc, (2)	1,638,258
8,010	QUALCOMM Inc	1,220,244
10,532	Skyworks Solutions Inc	1,610,132

11,276	Xilinx Inc	1,598,599
	Total Semiconductors & Semiconductor Equipment	11,494,576

	Software – 9.5%

6,220	Adobe Inc, (2)	3,110,746
4,090	Fortinet Inc, (2)	607,488
1,960	Manhattan Associates Inc, (2)	206,153
63,985	Microsoft Corp	14,231,544
32,348	Nuance Communications Inc, (2)	1,426,223
7,150	Pluralsight Inc, Class A, (2)	149,864
11,951	Salesforce.com Inc, (2)	2,659,456
4,430	Teradata Corp, (2)	99,542

1,910	Zoom Video Communications Inc, Class A, (2)	644,281
	Total Software	23,135,297

	Specialty Retail – 2.5%

770	Best Buy Co Inc	76,838
6,950	Dick’s Sporting Goods Inc	390,660
12,910	Home Depot Inc	3,429,154

13,900	Lowe’s Cos Inc	2,231,089
	Total Specialty Retail	6,127,741

	Technology Hardware, Storage & Peripherals – 7.9%

132,598	Apple Inc, (3)	17,594,429
127,750	Hewlett Packard Enterprise Co	1,513,837

2,528	HP Inc	62,164
	Total Technology Hardware, Storage & Peripherals	19,170,430

	Textiles, Apparel & Luxury Goods – 1.1%

380	Lululemon Athletica Inc, (2)	132,251

18,764	NIKE Inc, Class B	2,654,543
	Total Textiles, Apparel & Luxury Goods	2,786,794

	Thrifts & Mortgage Finance – 0.3%

38,950	Rocket Cos Inc, Class A, (2), (4)	787,569

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2020

Shares	Description (1)			Value

	Tobacco – 0.5%

27,870	Altria Group Inc			$1,142,670

	Trading Companies & Distributors – 0.2%

23,380	Univar Solutions Inc, (2)			444,454

	Wireless Telecommunication Services – 0.3%

4,701	T-Mobile US Inc, (2)			633,930
	Total Common Stocks (cost $212,810,502)			239,956,680

Shares	Description (1), (5)			Value

	EXCHANGE-TRADED FUNDS – 1.8%

11,500	iShares Core S&P 500 ETF			$4,316,985
	Total Exchange-Traded Funds (cost $4,227,974)			4,316,985
	Total Long-Term Investments (cost $217,038,476)			244,273,665

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%

	MONEY MARKET FUNDS – 0.3%

838,753	State Street Navigator Securities Lending Government Money Market Portfolio, (6)	0.080% (7)		$838,753
	Total Investments Purchased with Collateral from Securities Lending (cost $838,753)			838,753

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$449	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/20, repurchase price $449,116, collateralized by $427,800, U.S. Treasury Notes, 2.5%, due 8/15/23, value $458,147	0.000%	1/04/21	$449,116
	Total Short-Term Investments (cost $449,116)			449,116
	Total Investments (cost $218,326,345) – 100.7%			245,561,534
	Other Assets Less Liabilities – (0.7)% (8)			(1,771,917)
	Net Assets Applicable to Common Shares – 100%			$243,789,617

Investments in Derivatives

Options Written

Description (9)	Type	Number of Contracts	Notional Amount (10)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(100)	$(38,000,000)	$3,800	1/15/21	$(263,500)
S&P 500® Index	Call	(56)	(21,560,000)	3,850	1/15/21	(60,760)
S&P 500® Index	Call	(105)	(39,375,000)	3,750	1/15/21	(554,400)
Total Options Written (premiums received $903,921)		(261)	$(98,935,000)			$(878,660)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $779,683.

(5)

A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(7)	The rate shown is the one-day yield as of the end of the reporting period.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	Exchange-traded, unless otherwise noted.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2020

Assets
Long-term investments, at value (cost $217,038,476)(1)	$244,273,665
Investments purchased with collateral from securities lending (cost approximates value)	838,753
Short-term investments, at value (cost approximates value)	449,116
Cash	33,108
Receivable for dividends	165,947
Other assets	39,209
Total assets	245,799,798
Liabilities
Options written, at value (premiums received $903,921)	878,660
Payable for collateral from securities lending	838,753
Accrued expenses:
Management fees	185,232
Trustees fees	34,036
Other	73,500
Total liabilities	2,010,181
Net Assets applicable to common shares	$243,789,617
Common shares outstanding	16,029,281
Net asset value (“NAV”) per common share outstanding	$15.21
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$160,293
Paid-in-surplus	191,679,886
Total distributable earnings	51,949,438
Net assets applicable to common shares	$243,789,617
Authorized common shares	Unlimited
(1)	Includes securities loaned of $779,683.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2020

Investment Income
Dividends	$4,831,698
Interest	1,857
Securities lending income	7,104
Total investment income	4,840,659
Expenses
Management fees	2,024,228
Custodian fees	61,696
Trustees fees	6,226
Professional fees	154,152
Shareholder reporting expenses	143,995
Shareholder servicing agent fees	231
Stock exchange listing fees	6,636
Investor relations expenses	35,953
Shelf offering expenses	255,245
Other	45,653
Total expenses before fee waiver/expense reimbursement	2,734,015
Fee waiver/expense reimbursement	(127,623)
Net expenses	2,606,392
Net investment income (loss)	2,234,267
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	47,360,426
Options written	(10,237,281)
Change in net unrealized appreciation (depreciation) of:
Investments	(22,037,166)
Options written	263,277
Net realized and unrealized gain (loss)	15,349,256
Net increase (decrease) in net assets applicable to common shares from operations	$17,583,523

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$2,234,267	$1,479,283
Net realized gain (loss) from:
Investments	47,360,426	4,366,627
Options written	(10,237,281)	(1,544,346)
Change in net unrealized appreciation (depreciation) of:
Investments	(22,037,166)	49,648,637
Options written	263,277	(219,260)
Net increase (decrease) in net assets applicable to common shares from operations	17,583,523	53,730,941
Distributions to Common Shareholders
Dividends	(14,827,085)	(10,357,203)
Return of capital	—	(5,671,370)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,827,085)	(16,028,573)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	9,093	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	9,093	—
Net increase (decrease) in net assets applicable to common shares	2,765,531	37,702,368
Net assets applicable to common shares at the beginning of period	241,024,086	203,321,718
Net assets applicable to common shares at the end of period	$243,789,617	$241,024,086

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
Year Ended 12/31:
2020	$15.04	$0.14	$0.96	$1.10	$(0.10)	$(0.83)	$—	$(0.93)	$—	$—	*	$15.21	$14.07
2019	12.68	0.09	3.27	3.36	(0.10)	(0.55)	(0.35)	(1.00)	—	—		15.04	14.62
2018	14.76	0.07	(1.04)	(0.97)	(0.07)	(1.04)	—	(1.11)	—	—		12.68	12.03
2017	14.27	0.18	2.84	3.02	(0.17)	(2.36)	—	(2.53)	—	—		14.76	14.60
2016	14.93	0.13	0.35	0.48	(0.13)	(0.44)	(0.57)	(1.14)	—	—		14.27	13.08

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

8.42%	3.62%	$243,790	1.17	%(d)	1.00	%(d)	169%
26.96	30.26	241,024	1.01		0.64		35
(7.17)	(10.86)	203,322	1.01		0.47		121
21.72	31.85	236,475	1.02		1.18		159
3.25	(0.41)	228,600	1.03		0.87		110

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)

During the year ended December 31, 2020, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
	Expenses	Net Investment Income (Loss)
Year Ended 12/31:
2020	1.23%	0.94%

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Core Equity Alpha Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The end of the reporting period for the Fund is December 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services and if necessary, asset allocation decisions.

Prior to October 26, 2020, the Adviser had entered into sub-advisory agreements with Intech Investment Management LLC (“Intech”), an independently managed indirect subsidiary of Janus Henderson Group plc., and Nuveen Asset Management, LLC, (“NAM” or the “Sub-Adviser”), a subsidiary of the Adviser. Intech managed the Fund’s investment portfolio, while NAM managed the Fund’s investments in option contracts. On October 26, 2020, NAM assumed all portfolio management responsibilities for the Fund, and the sub-advisory agreement with Intech was terminated.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent

Notes to Financial Statements (continued)

of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

OTC options are marked-to-market daily based upon a price supplied by a pricing service. OTC options are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$239,956,680	$—	$—	$239,956,680
Exchange-Traded Funds	4,316,985	—	—	4,316,985

Investments Purchased with Collateral from Securities Lending	838,753	—	—	838,753

Short-Term Investments:
Repurchase Agreements	—	449,116	—	449,116

Investments in Derivatives:
Options Written	(878,660)	—	—	(878,660)
Total	$244,233,758	$449,116	$—	$244,682,874
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$449,116	$(449,116)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

Effective August 14, 2020, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Common Stock	$779,683	$838,753

Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $377,458,016 and $395,861,036, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option

Notes to Financial Statements (continued)

is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on equity indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(74,004,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(878,660)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(10,237,281)	$263,277

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	Year Ended 12/31/20	Year Ended 12/31/19
Additional authorized common shares	1,600,000	1,600,000	*
Common shares sold	708	—
Offering proceeds, net of offerings cost	9,093	—
*	Represents additional authorized common shares for the period February 25, 2019 through December 31, 2019.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Shares Transactions

Transactions in common shares during the Fund’s current and prior fiscal perios were as follows:

	Year Ended 12/31/20	Year Ended 12/31/20
Common shares sold through shelf offering	708	—
Weighted average premium to NAV per shelf offering common share sold	1.03%	—%

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$217,279,013
Gross unrealized:
Appreciation	$29,478,132
Depreciation	(2,074,271)
Net unrealized appreciation (depreciation) of investments	$27,403,861

Permanent differences, primarily due to distribution reallocations, real estate investment trust adjustments, and nondeductible offering costs, resulted in reclassifications among the Fund’s components of common shares net assets as of December 31, 2020, the Fund’s tax year end.

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	24,578,169
The tax character of distributions paid during the Fund’s tax years ended December 31, 2020 and December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020
Distributions from net ordinary income[1]	$3,625,753
Distributions from net long-term capital gains[2]	11,201,332
Return of capital	—

2019
Distributions from net ordinary income[1]	$1,559,550
Distributions from net long-term capital gains	8,797,653
Return of capital	5,671,370
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]

The Fund designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2020.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2020, the complex-level fee for the Fund was 0.1557%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

NUVEEN CORE EQUITY ALPHA FUND (JCE)

Investment Objective

The Fund’s investment objective is to provide an attractive level of total return. The Fund seeks to achieve its investment objective primarily through long term capital appreciation and secondarily through income and gains.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in the Equity Portfolio (as defined below).

The Fund invests in a portfolio of actively managed large capitalization common stocks, using the sub-adviser’s proprietary quantitative process designed to provide the potential for long-term outperformance (the “Equity Portfolio”). Additionally, the Fund seeks to reduce the volatility of its returns relative to the returns of the Equity Portfolio over extended periods by writing (selling) index call options and/or call options on custom baskets of securities (the “Options Strategy”).

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The notional value of the call options written by the Fund under its Options Strategy may be up to 50% of the value of the Fund’s Managed Assets.

•

The Fund intends to limit the overlap between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options to less than 70% (generally based on the value of such components).

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in the Equity Portfolio, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in a portfolio of common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund implements its Option Strategy by writing (selling) index call options and call options on custom baskets of securities.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the over-the-counter (“OTC”) market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

The Fund writes index call options on broad-based indices and may, if the sub-adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price upon the exercise of the call option or the expiration date. If, at expiration, the purchaser exercises the index option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund may also write call options on custom baskets of securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s Equity Portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments or as a substitute for a position in the underlying asset. Such instruments include options, futures contracts, index futures and total return swaps. In addition, the Fund may invest in other types of derivative instruments that are currently non-principal investments, including forward contracts, interest rate swaps, caps, collars and floors, credit default swaps, and swap options.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

Use of Leverage

As a non-fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as the issuance of preferred shares of beneficial interest or debt instruments. The Fund may, however, borrow up to 7.5% of its Managed Assets for cash management purposes. In addition, the Fund may borrow for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

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PRINCIPAL RISKS OF THE FUND

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

Risks of Nuveen Core Equity Alpha Fund (JCE)

Portfolio Level Risks

Call Option Risk
Common Stock Risk
Deflation Risk
Derivatives Risk
Dividend Income Risk
Financial Futures and Options Risk
Frequent Trading Risk
Hedging Risk
Inflation Risk
Investment Process Risk
Large-Cap Company Risk
Options Strategy Risk
Other Investment Companies Risk
Swap Transactions Risk
Valuation Risk

Fund Level and Other Risks

Anti-Takeover Provisions
Borrowing Risk
Counterparty Risk
Cybersecurity Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Market Discount from Net Asset Value

Portfolio Level Risks:

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Dividend Income Risk. A portion of the net investment income paid by the Fund to its shareholders is derived from dividends it receives from the common stocks held in the Fund’s equity portfolio. Dividends paid on securities held by the Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed, but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Frequent trading risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund’s performance.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Investment Process Risk. Because the sub-adviser utilizes a proprietary mathematical process, there is a risk that the sub-adviser, and thus the Equity Portfolio, will not achieve its targeted results over the underlying index. The sub-adviser’s method of identifying common stocks with high volatility

Shareholder Update (continued)

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relative to the index and low correlation to one another (moving essentially in opposite directions) may not result in a combination of stocks that will produce the expected results and therefore the Equity Portfolio may not outperform, and may underperform, the index. In addition, the rebalancing technique employed by the sub-adviser is likely to result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy, which higher expenses will reduce the Fund’s total return. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses compared to a “buy and hold” strategy for an investor in the Fund.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Options Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for cash management purposes, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Shareholder Update (continued)

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Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (continued)

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CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Changes to Principal Investment Policies

Effective October 26, 2020, Nuveen Asset Management LLC (“Nuveen Asset Management”) assumed responsibility of sub-adviser from Intech Investment Management LLC for the Fund’s Equity Portfolio. In connection with this change in sub-adviser the following principal investment policies were eliminated:

1.	Under normal market circumstances, the Fund generally expects to invest approximately 95% of its Managed Assets in the Equity Portfolio; and

2.	Under normal market circumstances, the Equity Portfolio will consist of a diversified portfolio of approximately 150 to 450 common stocks included in the S&P 500 Index.

Changes to Portfolio Managers

Effective March 24, 2020, Jody I. Hrazanek was no longer a portfolio manager of the Fund.

Effective October 26, 2020, Max Kozlov and Pei Chen were named as portfolio managers of the Fund with respect to the Equity Portfolio, as Nuveen Asset Management LLC assumed responsibility of sub-adviser from Intech Investment Management LLC for the Fund’s Equity Portfolio. Their bios are as follows:

Max A. Kozlov, CFA, serves as portfolio manager for quantitative U.S. and International equities strategies. Prior to joining Nuveen in 2015, Mr. Kozlov held positions at BlackRock, Inc. and McKinsey & Company. Mr. Kozlov entered the investment industry in 1999. Mr. Kozlov graduated with a bachelor’s degree in Economics from Lomonosov Moscow State University, a master’s degree in Development Economics and International Development from Williams College, and an M.B.A. from MIT, Sloan School of Management. He holds the CFA designation and is a member of the CFA Institute.

Pei Chen serves as portfolio manager for quantitative U.S. equities strategies. Ms. Chen joined the firm in 2004 and began working in the investment industry in 1990. Prior to joining Nuveen, she was a manager of special project research at MSCI Barra. In this position, she evaluated the Barra Integrated Model and managed other important research projects. Ms. Chen graduated with a B.S.B.A. in Computer Science and Mathematics from San Francisco State University and an M.A. in Mathematics from Stanford University.

Effective October 26, 2020, Adrian Banner and Vassilios Papathanakos were no longer portfolio managers of the Fund.

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Core Equity Alpha Fund (the “Fund”) long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of DRD	95.3%
% of QDI	100.0%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCE
Common shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		149

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System (2000-2004); formerly, Director (2000-2004), Alliant Energy; formerly, Director (1996-2015), The Gazette Company (media and publishing); formerly, Director (1998-2003), Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		149

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		149

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		149

∎ JOHN K. NELSON

Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		149

∎ JUDITH M. STOCKDALE

Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		149

∎ CAROLE E. STONE

Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).

1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		149

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International (provider of communications infrastructure)
1958 333 West Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		149

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		149

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		149

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since March 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017)
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-F-1220D 1509777-INV-Y-02/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2020	$34,935	$0	$4,720	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2019	$34,360	$16,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2020	$4,720	$0	$0	$4,720
December 31, 2019	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, f/k/a Nuveen Fund Advisors, Inc. (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.) NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (“NFALLC” is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Max Kozlov, CFA, is a portfolio manager for Nuveen Quantitative Strategies and manages quantitative U.S. and global equities strategies. He entered the investment industry in 1999, and prior to joining the firm in 2015, Max held positions at BlackRock, Inc., and McKinsey & Company.

Pei Chen, Managing Director with Nuveen Quantitative Strategies, manages quantitative U.S. equity investments. She joined the firm in 2004 and began working in the investment industry in 1990. Prior to joining the firm, she was a manager, special project research at MSCI Barra, where she evaluated the Barra Integrated Model and various research projects.

David Friar, Managing Director and Portfolio Manager (since 2011) of Nuveen Asset Management, entered the financial services industry in 1998. He is the lead manager of the equity index, mid cap index, small cap index and enhanced equity index strategies and related institutional portfolios. He joined the team managing the Equity, mid cap and small cap Index Strategies in 2000 and became part of the enhanced equity index team in 2007. He joined the firm in 1999 as a member of the performance measurement group.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2020, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type							(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Max Kozlov	4	$5.18 billion	0	$0	0		$0	N/A	N/A	N/A
Pei Chen	3	$3.99 billion	0	$0	0		$0	N/A	N/A	N/A
David Friar	4	$2.33 billion	0	$0	0		$0	N/A	N/A	N/A
					2	*	$48 million

*

Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2020

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Max Kozlov	X
Pei Chen	X
David Friar	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	The following provides dollar amounts of income and fees/compensation related to securities lending activities of the Fund during the fiscal year ended December 31, 2020:

Gross income from securities lending activities	$7,768
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	(618)
Fees not included in a revenue split
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	(46)
Administrative fees not included in a revenue split	—
Indemnification fees not included in a revenue split	—
Rebate (paid to borrower)	—
Other fees not included in a revenue split	—
Aggregate fees/compensation for securities lending activities	(664)
Net income from securities lending activities	$7,104

(b)

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending on the asset type of the loaned securities. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 5, 2021